EXHIBIT 10.4

WARRANT NO. P-1

WARRANT TO PURCHASE SHARES
OF COMMON STOCK
OF Digi Outdoor Media, Inc.

Warrant to Purchase 50,300 Shares
(subject to adjustment as set forth herein)

Exercise Price $.70 Per Share
(subject to adjustment as set forth herein)

VOID AFTER 5 P.M., MST, August 8, 2019

THE SECURITIES REPRESENTED BY THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR REGISTERED OR QUALIFIED UNDER ANY OTHER APPLICABLE FEDERAL OR STATE SECURITIES LAWS.  THESE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, OR OTHERWISE TRANSFERRED, IN WHOLE OR IN PART, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR QUALIFICATION FILED IN ACCORDANCE WITH THE ACT OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE ACT.

Digi Outdoor Media, Inc., 35332 S.E. Center Street, Snoqualmie, WA 98065, (the "Company"), hereby certifies that, for a purchase price of $100 in value received,

Spencer Edwards, Inc
6851 South Holly Circle, Suite 200
Centennial, CO 80112

(who, together with any subsequent holder of the Warrant, is referred to as the "Holder"), is entitled, subject to the terms and conditions set forth below, to purchase from the Company at any time before 5 p.m., MST time, on August 8, 2019 ("Expiration Date), up to

Fifty thousand three hundred (50,300)

of the Company's $.001 par value Common Stock (the "Shares") at a purchase price of seventy cents per share ($.70 per Share) (the "Exercise Price").

The term "Warrant" as used herein shall include this Warrant and any Warrants issued in substitution for or replacement of this Warrant, or any Warrants into which this Warrant may be divided or exchanged.  The number and character of the securities purchasable upon exercise of this Warrant and the Exercise Price are subject to adjustment as provided below.

This Warrant may be assigned, transferred, sold, offered for sale, or exercised, in whole or in part, by the Holder upon compliance with all the pertinent provisions hereof.

1.	Definitions.

The following terms used in this agreement shall have the following meanings (unless otherwise expressly provided herein):

The “Act.”     The Securities Act of 1933, as amended.

“Cashless Exercise” The provision provided to the warrant holder whereby the warrant holder may elect to exercise the warrant by turning in a portion of the value of the shares, at the time of exercise, in payment for the shares in lieu of cash payment.

The “Commission.”  The Securities and Exchange Commission.

The “Company.”    Digi Outdoor Media, Inc.

 “Common Stock.”  The Company’s Common Stock.

"Current Market Price.”  The Current Market Price shall be determined as follows:

(a)  if the security at issue is listed on a national securities exchange or admitted to unlisted trading privileges on such an exchange or quoted on either the National Market System or the Small Cap Market of the automated quotation service operated by The NASDAQ Stock Market, Inc., the current value shall be the last reported sale price of that security on such exchange or system on the day for which the Current Market Price is to be determined or, if no such sale is made on such day, the average of the highest closing bid and lowest asked price for such day on such exchange or system; or

(b)  if the security at issue is not so listed or quoted or admitted to unlisted trading privileges, the Current Market Value shall be the last reported sale price prices quoted on the Electronic Bulletin Board operated by The NASDAQ Stock Market, Inc., or, if not so quoted, then by the National Quotation Bureau, Inc. on the last business day prior to the day for which the Current Market Price is to be determined; or

(c)  if the security at issue is not so listed or quoted or admitted to unlisted trading privileges and bid and asked prices are not reported, the current market value shall be determined in such reasonable manner as may be prescribed from time to time by the Board of Directors of the Company, subject to the objection and arbitration procedure as described in Section 6 below.

“Derivative Securities” Securities which are either convertible or exercisable into the Company’s common stock such as warrants or convertible debt.

 “Exercise Date.”   August, 8, 2014.

“Exercise Price.”    $.70 per Share, as modified in accordance with Section 4, below.

“Expiration Date.”    August, 8, 2019.

“FINRA”                              FINANCIAL INDUSTRY REGULATORY AUTHORITY

“Holder “or “Warrant holder.”    The person to whom this Warrant is issued, and any valid transferee thereof pursuant to Section 3.1 below.

    ”NASD.”    The National Association of Securities Dealers, Inc.

“NASDAQ.”    The automated quotation system operated by the NASDAQ Stock Market, Inc.

“Termination of Business.”    Any sale, lease or exchange of all, or substantially all, of the Company's assets or business or any dissolution, liquidation or winding up of the Company.

“Warrants.”    The warrants issued in accordance with the terms of this Agreement and any Warrants issued in substitution for or replacement of such warrants, including those evidenced by a warrant or warrants originally issued or issued upon division, exchange, substitution or transfer pursuant to this Agreement.

“Warrant Shares.”    The Common Stock purchasable upon exercise of a Warrant including the Common Stock underlying unexercised portions of a Warrant.

2.      Exercise of Warrant.

(a)Subject to the other terms and conditions of this Warrant, the purchase rights evidenced by this Warrant may be exercised in whole or in part at any time, and from time to time before the Expiration Date, by the Holder's presentation and surrender of this Warrant to the Company at its principal office or at the office of the Company's stock transfer agent, if any, accompanied by a duly executed Notice of Exercise, in the form attached to and by this reference incorporated in this Warrant as Exhibit A, and by payment of the aggregate Exercise Price, in immediately available funds, for that number of Warrant Securities specified in the Notice of Exercise.  In the event this Warrant is exercised in part only, as soon as is practicable after the presentation and surrender of this Warrant to the Company for exercise, the Company shall execute and deliver to the Holder a new Warrant, containing the same terms and conditions as this Warrant, evidencing the right of the Holder to purchase that number of Warrant Securities as to which this Warrant has not been exercised.

(b) Upon receipt of this Warrant by the Company as described in subsection (a) above, the Holder shall be deemed to be the holder of record of the Warrant Securities issuable upon such exercise, notwithstanding that the transfer books of the Company may then be closed or that certificates representing such Warrant Securities may not have been prepared or actually delivered to the Holder.

(c) Cashless Exercise Provision:  Notwithstanding any provisions herein to the contrary (and if months a publicly traded market for the common shares of the Company has developed on any U.S. Securities Exchange, NASDAQ, OTCBB, (excluding pink sheets) or any major foreign Securities Exchange or if in the alternative the COMPANY while being a privately held entity receives a offer to exchange its common shares, for cash or other consideration from another issuer), if the Fair Market Value of one share of Common Stock is greater than the Purchase Price (at the date of calculation as set forth below), in lieu of exercising this Warrant for cash the holder may elect to receive shares equal to the value (as determined below) of this Warrant (or the portion thereof being cancelled) by surrender of this Warrant at the principal office of the Company together with the properly endorsed Subscription Form in which event the Company shall issue to the holder a number of shares of Common Stock computed using the following formula (where A is determined by the closing bid price of the common shares on the business day immediately preceding the exercise of the warrant, or in the event of a offer to exchange its common shares for cash or securities issued by an independent issuer, by dividing the aggregate cash equivalent value of the offered consideration by the fully diluted number of shares outstanding, taking into consideration all such securities or derivatives, which are calculated to be “in the money”.:

X= Y * (A-B)
  A

Where	X=	the number of shares of Common Stock to be issued to the holder upon conversion of the cashless exercise provision (the converted securities).

Y=	the number of shares of Common Stock purchasable under the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being exercised (at the date of such calculation)

A=	the Fair Market Value of one share of the Company’s Common Stock (at the date of such calculation)

B=	Exercise Price of the warrant (as adjusted to the date of such calculation)

3.      Exchange, Assignment or Loss of Warrant.

(a)
This Warrant may be sold, transferred or assigned at any time, in whole or in part, if (i) the transfer is by operation of law as a result of the death of any Holder to whom all or a portion of this Warrant may be transferred, (ii) the transfer is to any successor of the Holder's business and (iii) to such other persons for which transaction an exemption from the registration requirements of the Act can be established to the satisfaction of the Company.  All sales, transfers, assignments or hypothecations of this Warrant must be in compliance with Section 8 hereof.  Any assignment or transfer of this Warrant shall be made by the presentation and surrender of this Warrant to the Company at its principal office or the office of its transfer agent, if any, accompanied by a duly executed Assignment Form, in the form attached to and by this reference incorporated in this Warrant as Exhibit B.  Upon the presentation and surrender of these items to the Company, the Company, at its sole expense, shall execute and deliver to the new Holder or Holders a new Warrant or Warrants, containing the same terms and conditions as this Warrant, in the name of the new Holder or Holders as named in the Assignment Form, and this Warrant shall at that time be canceled.

(b)
This Warrant, alone or with other Warrants containing the same terms and conditions and owned by the same Holder, is exchangeable at the option of the Holder but at the Company's sole expense, at any time prior to its expiration either by its terms or by its exercise in full upon presentation and surrender to the Company at its principal office or at the office of its transfer agent, if any, for another Warrant or other Warrants, of different denominations but containing the same terms and conditions as this Warrant, entitling the Holder to purchase the same aggregate number of Warrant Securities that were purchasable pursuant to the Warrant or Warrants presented and surrendered.  At the time of presentation and surrender by the Holder to the Company, the Holder also shall deliver to the Company a written notice, signed by the Holder, specifying the denominations in which new Warrants are to be issued to the Holder.

(c)
The Company will execute and deliver to the Holder a new Warrant containing the same terms and conditions as this Warrant upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction, or mutilation of this Warrant, provided that (i) in the case of loss, theft, or destruction, the Company receives from the Holder a reasonably satisfactory indemnification, and (ii) in the case of mutilation, the Holder presents and surrenders this Warrant to the Company for cancellation.  Any new Warrant executed and delivered shall constitute an additional contractual obligation on the part of the Company regardless of whether the Warrant that was lost, stolen, destroyed, or mutilated shall be enforceable by anyone at any time.

4.      Anti-Dilution Provisions.

4.1           Stock Splits, Dividends, Etc.

(a)
If the Company shall at any time subdivide its outstanding shares of Common Stock (or other securities at the time receivable upon the exercise of the Warrant) by recapitalization, reclassification or split-up thereof, or if the Company shall declare a stock dividend or distribute shares of Common Stock to its stockholders, the number of shares of Common Stock subject to this Warrant immediately prior to such subdivision shall be proportionately increased, and if the Company shall at any time combine the outstanding shares of Common Stock by recapitalization, reclassification or combination thereof, the number of shares of Common Stock subject to this Warrant immediately prior to such combination shall be proportionately decreased.  Any such adjustment and adjustment to the Exercise Price pursuant to this section shall be effective at the close of business on the effective date of such subdivision or combination or if any adjustment is the result of a stock dividend or distribution then the effective date for such adjustment based thereon shall be the record date therefore.

(b)
Whenever the number of shares of Common Stock purchasable upon the exercise of this Warrant is adjusted, as provided in this section, the Exercise Price shall be adjusted to the nearest cent by multiplying such Exercise Price immediately prior to such adjustment by a fraction (x) the numerator of which shall be the number of shares of Common Stock purchasable upon the exercise immediately prior to such adjustment, and (y) the denominator of which shall be the number of shares of Common Stock so purchasable immediately thereafter.

4.2
Adjustment for Reorganization, Consolidation, Merger, Etc.  In case of any reorganization of the Company (or any other corporation, the securities of which are at the time receivable on the exercise of this Warrant) shall consolidate with or merge into another corporation or convey all or substantially all of its assets to another corporation, then, and in each such case, the Holder of this Warrant upon the exercise at any time after the consummation of such reorganization, consolidation, merger or conveyance, shall be entitled to receive, in lieu of the securities and property receivable upon the exercise of this Warrant prior to such consummation, the securities or property to which such Holder would have been entitled upon such consummation if such Holder had exercised this Warrant immediately prior thereto; in each such case, the terms of this Warrant shall be applicable to the securities or property received upon the exercise of this Warrant after such consummation.

4.3
Certificate as to Adjustments.  In each case of an adjustment in the number of shares of Common Stock receivable on the exercise of this Warrant, the Company at its expense shall promptly compute such adjustment in accordance with the terms of the Warrant and prepare a certificate executed by an officer of the Company setting forth such adjustment and showing the facts upon which such adjustment is based.  The Company shall forthwith mail a copy of each such certificate to each Holder.  The failure to prepare or provide such certificate shall not modify the rights of any party hereunder.

4.4           Notices of Record Date, Etc.  In case:

(a)
the Company shall take a record of the holders of its Common Stock (or other securities at the time receivable upon the exercise of the Warrant) for the purpose of entitling them to receive any dividend (other than a cash dividend at the same rate as the rate of the last cash dividend theretofore paid) or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities, or to receive any other right; or

(b)
of any voluntary or involuntary dissolution, liquidation or winding-up of the Company, then, and in each such case, the Company shall mail or cause to be mailed to each Holder a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (ii) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up is to take place, and the time, if any, to be fixed, as to which the holders of record of Common Stock (or such other securities at the time receivable upon the exercise of this Warrant) shall be entitled to exchange their shares of Common Stock (or such other securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up.  Such notice shall be mailed at least twenty (20) days prior to the date therein specified, and this Warrant may be exercised prior to said date during the term of the Warrant.

4.5
Threshold for Adjustments.  Anything in this section to the contrary notwithstanding, the Company shall not be required to give effect to any adjustment until the cumulative resulting adjustment in the Exercise Price pursuant to Subsection 6.1.2 shall have required a change of the Exercise Price by at least $.01, but when the cumulative net effect of more than one adjustment so determined shall be to change the Exercise Price by at least $.01, such full change in the Exercise Price shall thereupon be given effect.  No adjustment shall be made by reason of the issuance of shares upon conversion rights, stock issuance rights or similar rights currently outstanding or any change in the number of treasury shares held by the Company.

5.
Reservation of Warrant Securities.  The Company hereby agrees that at all times prior to the Expiration Date, it will have authorized and will reserve and keep available for issuance and delivery to the Holder that number of Warrant Securities that may be required from time to time for issuance and delivery upon the exercise of the then unexercised portion of this Warrant and all other similar Warrants then outstanding and unexercised and upon the exercise of any Warrant Securities.

6.      Transfer to Comply With the Securities Act of 1933.

(a)
This Warrant, the Warrant Securities, and all other securities issued or issuable upon exercise of this Warrant, may not be offered, sold or transferred, in whole or in part, except in compliance with the Act, and except in compliance with all applicable state securities statutes.

(b)
The Company may cause the following legend, or its equivalent, to be set forth on each certificate representing the Warrant Securities, or any other security issued or issuable upon exercise of this Warrant, not theretofore distributed to the public or sold to underwriters, as defined by the Act, for distribution to the public pursuant to Section 7 above:

"The securities represented by this Certificate have not been registered under the Securities Act of 1933 ("the Act") and are 'restricted securities' as that term is defined in Rule 144 under the Act.  The securities may not be offered for sale, sold or otherwise transferred except pursuant to an effective registration statement under the Act or pursuant to an exemption from registration under the Act, the availability of which is to be established to the satisfaction of the Company."

7.
Fractional Shares.  No fractional shares or scrip representing fractional shares shall be issued upon the exercise of all or any part of this Warrant.  With respect to any fraction of a share of any security called for upon any exercise of this Warrant, the Company shall pay to the Holder an amount in money equal to that fraction multiplied by the current market value of that share.  The current market value shall be determined as follows:

(i)
if the security at issue is listed on a national securities exchange or admitted to unlisted trading privileges on such an exchange or listed on the National Association of Securities Dealers National Market System, the current value shall be the last reported sale price of that security on such exchange or system on the last business day prior to the date of the applicable exercise of this Warrant or, if no such sale is made on such day, the average of the highest closing bid and lowest asked price for such day on such exchange or system; or

(ii)
if the security at issue is not so listed or admitted to unlisted trading privileges, the current market value shall be the average of the last reported highest bid and lowest asked prices quoted on the National Association of Securities Dealers Automated Quotations System or, if not so quoted, then by the National Quotation Bureau, Inc. on the last business day prior to the day of the applicable exercise of this Warrant; or

(iii)
if the security at issue is not so listed or admitted to unlisted trading privileges and bid and asked prices are not reported, the current market value shall be determined in such reasonable manner as may be prescribed from time to time by the Board of Directors of the Company, subject to the arbitration procedure as described in Section 15 below if a Holder delivers written notice to the Company of an objection within thirty (30) days after the Board’s decision.

8.
Rights of the Holder; Restrictions on Transfer.  The Holder shall not be entitled to any rights as a shareholder in the Company by reason of this Warrant, either at law or equity, except as specifically provided for herein.  The Company covenants, however, that for so long as this Warrant is at least partially unexercised, it will furnish any Holder of this Warrant with copies of all reports and communications furnished to the shareholders of the Company.

The Holder agrees that prior to making any disposition of the Warrants or the Warrant Securities, the Holder shall give written notice to the Company describing briefly the manner in which any such proposed disposition is to be made (except, if transfer instructions issued by Spencer Edwards, Inc. are provided to the Company concurrent (within 7 days) with the $100 payment for the initial issuance of the Warrant with instruction to transfer the Warrant(s) to persons registered or associated with the Holder (in Spencer Edwards, Inc.’s sole determination).

9.
Charges Due Upon Exercise.  The Company shall pay any and all issue or transfer taxes, including, but not limited to, all federal or state taxes, that may be payable with respect to the transfer of this Warrant or the issue or delivery of Warrant Securities upon the exercise of this Warrant.

10.
Warrant Securities to be Fully Paid.  The Company covenants that all Warrant Securities that may be issued and delivered to a Holder of this Warrant upon the exercise of this Warrant will be, upon such delivery and exercise price of the Warrant, validly and duly issued, fully paid and non-assessable.

11.
Notices.  All notices, certificates, requests, or other similar items provided for in this Warrant shall be in writing and shall be personally delivered or deposited in the United States mail, postage prepaid, addressed to the respective party as indicated in the portions of this Warrant preceding Section 1.  All notices shall be deemed to be delivered upon personal delivery or upon the expiration of three (3) business days following deposit in the United States mail, postage prepaid.  The addresses of the parties may be changed, and addresses of other Holders and holders of Warrant Securities may be specified, by written notice delivered pursuant to this Section 13.  The Company's principal office shall be deemed to be the address provided pursuant to this Section for the delivery of notices to the Company.

12.
Applicable Law.  This Warrant shall be governed by and construed in accordance with the laws of the State of Colorado, and courts located in Colorado shall have exclusive jurisdiction over all disputes arising hereunder except as provided in Section 15 hereof.

13.	Dispute Resolution.
The parties shall attempt in good faith to resolve any controversy or claim arising out of or relating to this Warrant, or the breach, termination, or validity thereof (a “Dispute”) promptly by negotiation between the parties.  If a Dispute has not been resolved within thirty (30) days by negotiation, the parties shall attempt to mediate the Dispute through the selection of a mutually agreeable mediator who shall conduct such mediation in confidence.  If a Dispute is not resolved by mediation, then the Dispute shall be settled by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association, and governed by the United States Arbitration Act, 9 U.S.C. §§ 1-16, except as otherwise provided herein.  Judgment upon the award rendered by the arbitrator may be entered by any court having jurisdiction thereof.  The place of arbitration shall be Denver, Colorado.  Each party shall be responsible for his own attorney fees incurred during any phase of dispute resolution.  The arbitrator shall apply the law to the dispute in the same manner as a judge as though the dispute was before a court of law of the State of Colorado.  The arbitrator shall have the authority to award any remedy or relief that a court of the State of Colorado could order or grant, including, without limitation, specific performance of any obligation created under the Agreement, the issuance of an injunction, or the imposition of sanctions for abuse or frustration of the arbitration process.  Notwithstanding the foregoing, the arbitrator shall not have authority to award punitive damages.  The parties shall take all reasonable steps necessary to conduct a hearing no later than forty-five (45) days after submission of the matter to arbitration.  The arbitrator shall render his decision within fifteen (15) days after the close of the arbitration hearing.  The arbitration award shall be in writing and shall specify the factual and legal bases for the award.

14.           Miscellaneous Provisions.

(a)
Subject to the terms and conditions contained herein, this Warrant shall be binding on the Company and its successors and shall inure to the benefit of the original Holder, its successors and assigns and all holders of Warrant Securities and the exercise of this Warrant in full shall not terminate the provisions of this Warrant as it relates to holders of Warrant Securities.

(b)
If the Company fails to perform any of its obligations hereunder, it shall be liable to the Holder for all damages, costs and expenses resulting from the failure, including, but not limited to, all reasonable attorney's fees and disbursements.

(c)
This Warrant cannot be changed or terminated or any performance or condition waived in whole or in part except by an agreement in writing signed by the party against whom enforcement of the change, termination or waiver is sought.

(d)
If any provision of this Warrant shall be held to be invalid, illegal or unenforceable, such provision shall be severed, enforced to the extent possible, or modified in such a way as to make it enforceable, and the invalidity, illegality or unenforceability shall not affect the remainder of this Warrant.

(e)
The Company agrees to execute such further agreements, conveyances, certificates and other documents as may be reasonably requested by the Holder to effectuate the intent and provisions of this Warrant.

(f)
Paragraph headings used in this Warrant are for convenience and shall not be taken or construed to define or limit any of the terms or provisions of this Warrant.  Unless otherwise provided, or unless the context shall otherwise require, the use of the singular shall include the plural and the use of any gender shall include all genders.

Digi Outdoor Media, Inc.

By:	/s/ Shannon Doyle
Shannon Doyle

The Remainder of this Page Intentionally Left Blank

EXHIBIT A
NOTICE OF EXERCISE

(To be executed by a Holder desiring to exercise the right to purchase Shares pursuant to a Warrant.)

The undersigned Holder of a Warrant hereby

(a)	irrevocably elects to exercise the Warrant to the extent of purchasing _______________ Shares at an exercise price of $.70 per share.;

(b)	makes payment in full of the aggregate Exercise Price for those Shares in the amount of $	by the delivery of immediately available funds in the amount of $	;

(c)  makes payment in full of the aggregate Exercise Price for those shares by converting common stock underlying common stock purchase warrants into payment for shares by utilizing the cashless exercise provision of the warrants paragraph 2 (c) and filling out the attached warrant conversion exercise form.

(d)
requests that certificates evidencing the securities underlying such Shares be issued in the name of the undersigned, or, if the name and address of some other person is specified below, in the name of such other person:

(Name and address of person other than the
undersigned in whose name Shares are to be registered)

(d)
requests, if the number of Shares purchased are not all the Shares purchasable pursuant to the unexercised portion of the Warrant, that a new Warrant of like tenor for the remaining Shares purchasable pursuant to the Warrant be issued and delivered to the undersigned at the address stated below.

Dated:
                 Signature
(This signature must conform in all respects
to the name of the Holder as specified on the
face of the Warrant.)

Social Security Number
or Employer ID Number                                                                      Printed Name
email address:                                                                      _________________________________________

   Address:                                                                                                      _________

EXHIBIT B
ASSIGNMENT FORM

FOR VALUE RECEIVED, the undersigned,         , hereby sells, assigns and transfers unto (attach typed instructions if more than one transferee):

Name:
(Please type or print in block letters)

Address:

the right to purchase       Shares of Digit Outdoor Media,Inc., (the "Company") pursuant to the terms and conditions of the Warrant held by the undersigned.  The undersigned hereby authorizes and directs the Company (i) to issue and deliver to the above-named assignee at the above address a new Warrant pursuant to which the rights to purchase being assigned may be exercised, and (ii) if there are rights to purchase Shares remaining pursuant to the undersigned's Warrant after the assignment contemplated herein, to issue and deliver to the undersigned at the address stated below a new Warrant evidencing the right to purchase the number of Shares remaining after issuance and delivery of the Warrant to the above-named assignee.  Except for the number of Shares purchasable, the new Warrants to be issued and delivered by the Company are to contain the same terms and conditions as the undersigned's Warrant.  To complete the assignment contemplated by this Assignment Form, the undersigned hereby irrevocably constitutes and appoints  as the undersigned's attorney-in-fact to transfer the Warrants and the rights there-under on the books of the Company with full power of substitution for these purposes.

Dated:
Signature
(This signature must conform in all respects
 to the name of the Holder as specified on the
 face of the Warrant.)

Printed Name

   Address:

SS#:           _________________________________________
      Email:                      _________________________________________

WARRANT CONVERSION EXERCISE FORM

TO:           Digi Outdoor Media, Inc.

Pursuant to Section 2(c) of the Warrant, the Holder hereby irrevocably elects to convert Warrants with respect to Shares of the Company into   Shares of the Company’s Common Stock.A conversion calculation is attached hereto.

The undersigned requests that certificates for such Shares be issued as follows:

Name:

Address:

Deliver to:

and that a new warrant for the balance remaining of the warrants, if any, subject to the warrant be registered in the name of, and delivered to, the undersigned at the address stated above.

Signature                      Dated

CALCULATION OF WARRANT CONVERSION

Converted Securities    =                      Net Value
                                                                    FMV

Fair Market Value or FMV    =                      $

Net Value                                 =                      Aggregate FMV - Aggregate Exercise Price

                                                  =                      $                                 -

                                                  =                      $

Converted Shares                  =

Fractional Converted Shares      =             (1)

(1)  Digi Outdoor Media, Inc. to pay for fractional Shares in cash @ $ per Share.